UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  March 5, 2007

BIOFIELD CORP.

(Exact name of registrant as specified in its charter)

Delaware	13-3703450
(State or other jurisdiction	(I.R.S. Employer
of incorporation)	Identification No.)

1615 Walnut Street, 3rd Floor Philadelphia, Pennsylvania	19103
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 972-1717

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

Russell Bedford Stefanou Mirchandani LLP (“RBSM”), Biofield’s independent public accountants, resigned by letter dated March 5, 2007 and delivered to Biofield that evening. RBSM gave no reason for the resignation but stated in the letter that Biofield had, on March 5, 2007, filed Forms 10-Q for the first two quarters of the fiscal year ended December 31, 2006 without RBSM’s having reviewed the interim financial statements contained therein. Biofield’s Amended Quarterly Report on Form 10-QSB/A for the Quarters Ended March 31, 2006 and June 30, 2006, and its Quarterly Report on Form 10-QSB, all filed with the Commission on March 6, 2007, disclosed the lack of review of the interim financial statements for the first three quarters of Fiscal Year 2006.

RBSM’s audit report on Biofield’s Fiscal Year 2004 and 2005 financial statements contained in its Annual Report on Form 10-KSB filed on May 30, 2006 was an unqualified report but included the following addition to the standard audit report: “The accompanying consolidated financial statements for the two years ended December 31, 2005 and 2004 have been prepared assuming that the Company will continue as a going concern. As shown in the financial statements, the Company has incurred net losses since its inception. This raises substantial doubt about the Company’s ability to continue as a going concern. Management's plans in regard to this matter are described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.”

RBSM’s audit report on Biofield’s Fiscal Year 2003 and 2004 financial statements contained in its Annual Report on Form 10-KSB filed on May 20, 2005 was an unqualified report but included the following addition to the standard audit report: “The accompanying consolidated financial statements for the two years ended December 31, 2004 have been prepared assuming that the Company will continue as a going concern. As shown in the financial statements, the Company has incurred net losses since its inception. This raises substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regard to this matter are described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.”

The decision to change accountants was not recommended or approved by Biofield’s board of directors or an audit or similar committee of the board of directors. RBSM’s resignation came without prior discussion with Biofield.

There were no disagreements with RBSM, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to RBSM’s satisfaction, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report. RBSM did not give advice to RBSM that would have required disclosure in this Report pursuant to Item 304(a)(1)(B) of Regulation S-B, as incorporated in Item 410 of Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOFIELD CORP.

Date: March 21, 2007	By:	/s/ Michael Yom
	Name:	MICHAEL YOM
	Title:	President and Chief Executive Officer